EXHIBIT 10.3

EXECUTION COPY
AMENDMENT NO. 2
Dated as of August 30, 2018
To the banks, financial institutions
and other lenders
(collectively, the "Lenders") parties
to the Term Loan Agreement referred to
below and to Citibank, N.A., as agent
(the "Administrative Agent") for the Lenders

Ladies and Gentlemen:
We refer to the Term Loan Agreement, dated as of April 23, 2018 (as amended by the Letter Amendment dated as of May 14, 2018, the "Loan Agreement") among Whirlpool Corporation, a Delaware corporation, the Lenders from time to time party thereto, Citibank, N.A., as Administrative Agent and the other agents party thereto. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Term Loan Agreement.
It is hereby agreed by you and us as follows:
The Term Loan Agreement is, effective as of the date of the Amendment Effective Date (as defined below), hereby amended as follows:
1.    Section 7.12 of the Term Loan Agreement is hereby amended and restated in its entirety as follows:
"Section 7.12. Debt to Capitalization Ratio.
Whirlpool shall maintain, as of the last day of each fiscal quarter of Whirlpool, a Debt to Capitalization Ratio of less than or equal to 0.65 to 1.00."
2.    Section 7.15 of the Term Loan Agreement is hereby amended and restated in its entirety as follows:
"Section 7.15. Transactions with Affiliates.
Whirlpool will not, and will not permit any Subsidiary to, directly or indirectly, pay any material amount of funds to or for the account of, make any material investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any material assets, tangible or intangible, to, or participate in, or effect, any material transaction with, any Affiliate except (a) on an arms-length basis on terms at least as favorable to Whirlpool or such Subsidiary as would have been obtained from a third party who was not an Affiliate and (b) any such transaction between or among Whirlpool and its Subsidiaries, or between or among any Subsidiaries, in each case not involving any Affiliate that is not Whirlpool or a Subsidiary."
This Letter Amendment shall become effective when the Administrative Agent shall have received counterparts of this Letter Amendment executed by each Borrower and the Required Lenders (the "Amendment Effective Date").
Whirlpool hereby represents and warrants, as of the Amendment Effective Date, that (i) there exists no Default or Unmatured Default; and (ii) the representations and warranties contained in Article 6 of the Term Loan Agreement are true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) (except for the representations and warranties set forth in Sections 6.06 and 6.12 solely as such representations and warranties relate to any

Subsidiary acquired in connection with a Material Acquisition (including any Subsidiary of the target of such Material Acquisition) consummated within 30 days prior to the Amendment Effective Date).
On and after the effectiveness of this Letter Amendment, each reference in the Term Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Term Loan Agreement, and each reference in each of the other Loan Documents to "the Term Loan Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement, as amended by this Letter Amendment. This Letter amendment shall be deemed to constitute a "Loan Document".
The Term Loan Agreement and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Term Loan Agreement, nor constitute a waiver of any provision of the Term Loan Agreement.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, email: shobart@shearman.com.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Very truly yours,
WHIRLPOOL CORPORATION
By    /s/ Jennifer L. Powers
Name: Jennifer L. Powers
Title: Assistant Treasurer

Agreed as of the date first above written:
CITIBANK, N.A,
as Administrative Agent and as Lender
By:    /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as Lender
By:    /s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

BNP Paribas,
as Lender
By:    /s/ Emma Petersen
Name: Emma Petersen
Title: Director
By:    /s/ Mike Pearce
Name: Mike Pearce
Title: Managing Director

MIZUHO BANK, LTD.,
as Lender
By:    /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender
By:    /s/ Meara Kelley
Name: Meara Kelley
Title: Managing Director

Bank of America, N.A.,
as Lender
By:    /s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

HSBC BANK USA, N.A.,
as Lender
By:    /s/ Andrew Bicker
Name: Andrew Bicker
Title: Director

ING Bank N.V., Dublin Branch,
as Lender
By:    /s/ Barry Fehily
Name: Barry Fehily
Title: Managing Director
By:    /s/ Sean Hassett
Name: Sean Hassett
Title: Director

Intesa Sanpaolo S.p.A., New York Branch,
as Lender
By:    /s/ William S. Denton
Name: William S. Denton
Title: Global Relationship Manager
By:    /s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP & Head of Credit

MUFG BANK, LTD., as a Lender

By:    /s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

UniCredit Bank AG,
New York Branch,
as Lender

By:    /s/ Douglas Riahi
Name: Douglas Riahi
Title: Managing Director
By:    /s/ Thomas Petz
Name: Thomas Petz
Title: Director

SANTANDER BANK, N.A.,
as Lender

By:    /s/ Andres Barbosa
Name: Andres Barbosa
Title: Executive Director
By:    /s/ Carolina Gutierrez
Name: Carolina Gutierrez
Title: Vice President

The Bank of Nova Scotia,
as Lender

By:    /s/ Laura Gimena
Name: Laura Gimena
Title: Director

Bayerische Landesbank, New York Branch,
as Lender

By:    /s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director
By:    /s/ Varbin Staykoff
Name: Varbin Staykoff
Title: Senior Director

U.S. Bank National Association,
as Lender

By:    /s/ Mary Ann Hawley
Name: Mary Ann Hawley
Title: Vice President

Credit Industriel et Commercial, New York Branch
as Lender

By:    /s/ Edwige Sucher
Name: Edwige Sucher
Title: Vice President
By:    /s/ Nicolas Regent
Name: Nicolas Regent
Title: Vice President

Credit Suisse (Switzerland) Ltd.
as Lender

By:    /s/ Pascal Twerenbold
Name: Pascal Twerenbold
Title: Assistant Vice President
By:    /s/ Stefan Willi
Name: Stefan Willi
Title: Director

SOCIETE GENERALE,
as Lender

By:    /s/ John Hogan
Name: John Hogan
Title: Director

THE NORTHERN TRUST COMPANY,
as Lender

By:    /s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President